EXHIBIT 10.59

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and
240.24b-2(b)(1)

BIOTECNOL SA
Pedro de Noronha Pissarra
TagusPark
Edificio Inovacao 4, N° 809 2780-920
OEIRAS
PORTUGAL

Paris, May 18, 2004
Ref : CT 03/100
Mr. Pedro de Noronha Pissara
IDM Immuno-Designed Molecules S.A. (“IDM”) and Biotecnol SA (“Biotecnol”) signed on November 4, 2003 an “IL-13 Development and Manufacturing Agreement” (hereinafter “Agreement”) to complete the development according to a programme, of a process of IL-13 to be transferred to a designated GMP manufacturing sub-contractor for subsequent cGMP manufacturing.
Based on present discussion it appears that the schedule 1 of the Agreement was modified to reflect actual advance and delays.
By signing the present letter, IDM and Biotecnol agree to replace the Programme dated November 13, 2003 which was the Schedule 1 of the Agreement by the enclosed Schedule 1 dated May 12, 2004. Hereby the following milestones of the Agreement are postponed :

Milestones ref :	Initial Calendar	Actual Calendar
T5P4	[...***...]	[...***...]
T6 P2	[...***...]	[...***...]
T6P3	[...***...]	[...***...]
T6P4	[...***...]	[...***...]
T7P2	[...***...]	[...***...]
T7P3	[...***...]	[...***...]
T7P4	[...***...]	[...***...]
T9P1	[...***...]	[...***...]
T9P2	[...***...]	[...***...]
T10P1	[...***...]	[...***...]
T10P2	[...***...]	[...***...]
T1 OP2 (2nd part)	[...***...]	[...***...]

Please sign and return one original copy of this letter to acknowledge your agreement.
On behalf of IDM	On behalf of Biotecnol
/s/ Jean-Loup Rome-Lemonne	/s/ Pedro de Noronha Pissarra
President & CEO	CEO
S.A. au capital de 1 360 367,40 €
RCS Paris B 382 632 263 NAF 73AZ
N° TVA : FR 62 382 632263
Siret : 382 632 263 00036

*	Confidential Treatment Requested
under 17 C.F.R. §§200.80(b)(4) and
240.24b-2(b)(1)